MONTHLY SERVICER'S CERTIFICATE
                 (Delivered pursuant to subsection 3.04(b)
                  of the Pooling and Servicing Agreement




                      HOUSEHOLD FINANCE CORPORATION

                    HOUSEHOLD CARD FUNDING CORPORATION

                   HOUSEHOLD CREDIT CARD MASTER TRUST I

                 Class A and Class B Certificates, Series 1995-1



              The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"), by and among Household Card Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

  1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

  3.   The undersigned is a Servicing Officer.

  4. This Certificate relates to the Distribution Date occurring on January 15, 1997.

  5.   Trust Information.

  (a)  The aggregate amount of Collections processed for the Due Period
       preceding such Distribution Date was equal to ......    $299,317,185.82

  (b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was
       equal to ...........................................    $250,233,768.40
       (iThe payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is.....        9.377%

  (c)  The aggregate amount of such Collections with respect to Finance
       Charge and Administrative Receivables for the Due Period preceding
       such Distribution Date was equal to ................     $49,083,417.42

       (i) The gross cash yield, [ (c) * 12 / (f) ],  is ....           18.730%

       (ii) The amount of such aggregate
               with respect to Finance Charge was equal to      $40,641,315.69

       (iii) The amount of such aggregate
               with respect to Fees was equal to                 $4,005,940.45

       (iv) The amount of such aggregate
               with respect to Intercharge was equal to          $3,522,176.54

       (v) The amount of such aggregate
               with respect to Recoveries was equal to             $913,984.74

  (d)  The Defaulted Amount for the preceding Due Period is     $22,065,562.94
       (iThe annualized default rate, (d) *12 / (f),  is ..              8.420%

  (e)  The Portfolio Yield for such Distribution Date .....             10.310%

  (f) The total amount of Principal Receivables in the Trust at the beginning immediately preceding Due Period, December 1, is ... $3,144,621,647.66

  (g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period, December 31, is .. $3,167,227,969.14

  (h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the amount in clause (g) divided by 2) is equal to .....  $3,155,924,808.40

  (i)  The total amount of Finance Charge and Administrative Receivables in the
       Trust as of the last day of the immediately preceding     $52,647,266.33

  (j)  The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent  as of the close of business on the last day of the calendar month preceding such Distribution Date
       was equal to .......................................    $193,102,469.04

  (k)  The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the the last day of the calendar month preceding such Distribution Date
       was equal to .......................................     $59,920,176.45

  (l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date
       was equal to .......................................    $119,015,359.21

  (m)  The aggregate amount of Trust Excess Principal Collections for such
       Distribution Date is................................    $250,233,768.40

  (n)  The aggregate amount of Principal Shortfalls for such Distribution
       Date is ............................................              $0.00

  6.   Group One Information

  (a)  The Average Rate for Group One (the weighted average Certificate
       Rate reduced to take into account any payments made pursuant to
       interest rate agreements, if any ) is equal to .....             5.9133%

  (b)  Group One Total Investor Collections is equal to ...    $190,367,694.02

  (c)  Group One Investor Principal Collections is equal to    $159,150,318.50

  (d)  Group One Investor Finance Charge and Administrative Collections
       equal to............................................     $31,217,375.52

  (e)  Group One Investor Additional Amounts is equal to ..              $0.00

  (f)  Group One Investor Default Amount is equal to ......     $14,033,842.80

  (g)  Group One Investor Monthly Fees is equal to ........      $3,333,333.33

  (h)  Group One  Investor Monthly Interest is equal to....      $9,855,545.08

  7.   Series 1995-1 Information

  (a)  The Series Adjusted Portfolio Yield for the Due Period preceding such
       Distribution Date was equal to .....................              10.31%

  (b)  The Series 1995-1 Allocation Percentage with respect to the Due
       Period preceding such Distribution Date was equal to              73.03%

  (c)  The Floating Allocation Percentage for the Due Period preceding such
       Distribution Date was equal to .....................              87.09%

  (d)  The aggregate amount of Reallocated Finance Charge and
       Administrative Collections for the Due Period preceding
       such Distribution Date is equal to .................     $31,217,375.52

  (e)  The Floating Allocation Percentage of Series Allocable Finance
       Charge and Administrative Collections for the Due Period preceding
       such Distribution Date is equal to..................     $31,217,375.52

  (f)  Class A Invested Amount ............................  $1,500,000,000.00

  (g)  The Class A Invested Percentage with respect to the Due Period
       preceding such Distribution Date was equal to ......              75.00%

  (h)  The Class A Invested Percentage of the amount set forth in Item 7(d)
       above was equal to .................................     $23,413,031.64

  (i)  The amount of Class A Monthly Interest for such Distribution Date is
       equal to............................................      $7,219,337.50

  (j)  The amount of any Class A Monthly Interest previously due but not
       distributed on a prior Distribution Date is equal to              $0.00

  (k)  The amount of Class A Additional Interest for such Distribution Date
       is equal to ........................................              $0.00

  (l)  The amount of any Class A Additional Interest previously due but not
       distributed on a prior Distribution Date is equal to              $0.00

  (m)  The Class A Investor Default Amount for such Distribution Date is
       equal to ...........................................     $10,525,382.10

  (n)  The Allocable Servicing Fee for such Distribution Date is $3,333,333.33

  (o)  The Class A Required Amount, if any, with respect to such
       Distribution Date is equal to.......................              $0.00

  (p)  Class B Invested Amount ............................    $214,286,000.00

  (q)  The Class B Invested Percentage for the Due Period preceding such
       Distribution Date was equal to......................              10.71%

  (r)  The Class B Invested Percentage of the amount set forth in Item 7(d)
       above is equal to...................................      $3,344,723.27

  (s)  The amount of Class B Monthly Interest for such Distribution Date is
       equal to............................................      $1,063,478.20

  (t)  The amount of any Class B Monthly Interest previously due but not
       distributed on a prior Distribution Date is equal to              $0.00

  (u)  The amount of Class B Additional Interest for such Distribution Date
       is equal to.........................................              $0.00

  (v)  The amount of any Class B Additional Interest previously due but not
       distributed on a prior Distribution Date is equal to              $0.00

  (w)  Class B Investor Default Amount for such Distribution Date is equal
       to..................................................      $1,503,628.02

  (x)  The Collateral Invested Percentage of the amount set forth in Item 7(d)
       above is equal to...................................      $4,459,620.61

  (y)  The Series 1995-1 Principal Shortfall for such Distribution Date is
       equal to............................................              $0.00

  (z)  The Series 1995-1 Excess Principal Collections is equal to        $0.00

 (aa)  The amount of Excess Finance Charge and Administrative Collections
       with respect to such Distribution Date is equal to..      $9,075,844.38

 (bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:

       (ito fund the Class A Required Amount, if any, with
       respect to such Distribution Date...................              $0.00

       (ito reimburse Class A Investor Charge-Offs.........              $0.00

       (ito pay current or overdue Class B Monthly Interest, Class
       B Additional Interest or the Cumulative Excess Inter              $0.00

       (ito fund the Class B Investor Default Amount with
       respect to such Distribution Date...................      $1,503,628.02

       (vto reimburse certain previous reductions in the Class B
       Invested Amount.....................................              $0.00

       (vto pay any portion of the Allocable Servicing Fee not
       paid pursuant to clause (i) above...................              $0.00

       (vto pay the Collateral Monthly Interest for such Distribution
         Date equal to.....................................      $1,572,729.38

       (vto fund the Collateral Investor Default Amount with
       respect to such Distribution Date...................      $2,004,832.68

       (ito make any required deposit in the Cash Collateral              $0.00

 (cc)  The amount of Subordinated Principal Collections with respect to such
       Distribution Date is equal to.......................     $47,447,995.10

 (dd)  The Principal Allocation Percentage is equal
       to..................................................              87.09%

 (ee)  The total amount to be distributed to Class A Certificateholders on
       such Distribution Date in payment of principal is equal to        $0.00

 (ff)  The total amount to be distributed to Class B Certificateholders on
       such Distribution Date in payment of principal is equal to        $0.00

 (gg)  The amount of Class A Investor Charge-Offs for such Distribution
       Date is equal to....................................              $0.00

 (hh)  The total amount of reimbursements of Class A Investor Charge-Offs
       for such Distribution Date is equal to..............              $0.00

 (ii)  The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date
       is equal to ........................................              $0.00

 (jj)  The total amount of reimbursements of Class B Investor Charge-Offs
       for such Distribution Date is equal to..............              $0.00

 (kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will equal to............  $1,500,000,000.00

 (ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
       on such Distribution Date) will equal to............    $214,286,000.00

 (mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
       from the Collateral Account) was equal to...........    $285,714,000.00

 (nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
       such Distribution Date, will be equal to............    $285,714,000.00

 (oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date,
       will be equal to....................................               1.33

 (pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
       to..................................................              $0.00

  8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions
       on such Distribution Date is equal to...............     $31,217,375.52

  9.   The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is
       equal to ...........................................      $3,994,654.30

  10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
       Series against deposits to the Collection Account) is equal to    $0.00

  11. As of the date hereof, to the best knowledge of the undersigned, (a) the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i)nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".

  12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

  13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of _______________).

  14. The amount specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of January, 1997.

                 HOUSEHOLD FINANCE CORPORATION
                 as Servicer,

                 By: _______________________________
                       Name: Steven H. Smith
                       Title: Servicing Officer




Household Finance Corporation
Household Card Funding Corp.                                            Dec-96
Household Credit Card Master Trust I , Series 1995-1                  01/15/97


CLASS A CERTIFICATEHOLDER'S STATEMENT

A.     Information Regarding Distributions

       1. Total distribution per $1,000 interest                  $4.812891667
       2. Principal distribution per $1,000 interest                     $0.00
       3. Interest distribution per $1,000 interest               $4.812891667

B.     Calculation of Class A Interest

       1. Calculation of Class A Certificate Rate
         (a) One-month LIBOR                                       5.605470000%
         (b) Spread                                                     0.1700%
         (c) Class A Certificate Rate                              5.775470000%
       2. Beginning Invested Amount                          $1,500,000,000.00
       3. Days in Interest Period                                           30

C. Performance of Trust

       1. Collections of Receivables
         (a) Total Collections                                 $299,317,185.82
         (b) Collections of Finance Charge and Administrati     $49,083,417.42
         (c) Collections of Principal                          $250,233,768.40

       2. Allocation of Receivables
         (a) Class A Invested Percentage                                 75.00%
         (b) Principal Allocation Percentage                             87.09%

       3. Gross Delinquent Balances
         (a) Delinquent 5 - 29 days                            $193,102,469.04
                                  % of Gross Receivables                  6.00%
         (b) Delinquent 30 - 59 days                            $59,920,176.45
                                  % of Gross Receivables                  1.86%
         (c) Delinquent 60+ days                               $119,015,359.21
                                  % of Gross Receivables                  3.70%

       4. Class A Investor Default Amount                       $10,525,382.10

       5. Class A Investor Charge-offs; Reimbursement of Charge-offs
         (a) Class A Investor Charge-offs, if any, for the               $0.00
         (b) The amount of Item 5.(a) per $1,000 interest                $0.00
         (c) Total reimbursed to Trust in respect of Class
               A Investor Charge-offs                                    $0.00
         (d) The amount of Item 5.(c) per $1,000 interest                $0.00
         (e) The amount, if any, by which the outstanding
               principal balance of the Class A certificates
               exceeds the Class A Invested Amount
               as of the end of the Distribution Date                    $0.00

       6. Allocable Servicing Fee paid for the Distribution      $3,333,333.33

       7. Deficit Controlled Amortization Amount for the Di              $0.00

D.     Class A Pool Factor                                          1.00000000

E.     Receivables Balances
       1. Principal Receivables as of the last day
               of the preceding Due Period                   $3,167,227,969.14
       2. Finance Charge and Administrative
               Receivables as of the last day
               of the preceding Due Period                      $52,647,266.33


F.     Class B Certificates
       1. Class B Invested Amount as of the end of the Dist    $214,286,000.00
       2. Available Collateral Invested Amount as of the en    $285,714,000.00







Household Finance Corporation
Household Card Funding Corp.                                            Dec-96
Household Credit Card Master Trust I , Series 1995-1                  01/15/97


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.     Information Regarding Distributions

       1. Total distribution per $1,000 interest                  $4.962891667
       2. Principal distribution per $1,000 interest                     $0.00
       3. Interest distribution per $1,000 interest               $4.962891667

B.     Calculation of Class B Interest

       1. Calculation of Class B Certificate Rate
         (a) One-month LIBOR                                       5.605470000%
         (b) Spread                                                     0.3500%
         (c) Class B Certificate Rate                              5.955470000%
       2. Beginning Invested Amount                            $214,286,000.00
       3. Days in Interest Period                                           30

C. Performance of Trust

       1. Collections of Receivables
         (a) Total Collections                                 $299,317,185.82
         (b) Collections of Finance Charge and Administrati     $49,083,417.42
         (c) Collections of Principal                          $250,233,768.40

       2. Allocation of Receivables
         (a) Class B Invested Percentage                                 10.71%
         (b) Principal Allocation Percentage                             87.09%

       3. Gross Delinquent Balances
         (a) Delinquent 5 - 29 days                            $193,102,469.04
                                  % of Gross Receivables                  6.00%
         (b) Delinquent 30 - 59 days                            $59,920,176.45
                                  % of Gross Receivables                  1.86%
         (c) Delinquent 60+ days                               $119,015,359.21
                                  % of Gross Receivables                  3.70%

       4. Class B Investor Default Amount                        $1,503,628.02

       5. Class B Investor Charge-offs; Reimbursement of Charge-offs
         (a) Class B Investor Charge-offs, if any, for the
               Distribution Date                                         $0.00
         (b) The amount of Item 5.(a) per $1,000 interest                $0.00
         (c) Total reimbursed to Trust in respect of
               Class B Investor Charge-offs                              $0.00
         (d) The amount of Item 5.(c) per $1,000 interest                $0.00
         (e) The amount, if any, by which the outstanding principal $0.00 balance of the Class B Certificates exceeds the Class B
                    Invested Amount as of the end of the Distribution Date

       6. Available Cash Collateral Amount
         (a) Available Cash Collateral Amount at the end of              $0.00
               the Distribution Date
         (b) Available Cash Collateral Amount as a percent
               of the Class B Invested Amount, each at the end of the
               Distribution Date                                         0.00%

       7. Available Collateral Invested Amount                 $285,714,000.00

       8. Deficit Controlled Amortization Amount
               for the Distribution Date                                 $0.00

D.     Class B Pool Factor                                          1.00000000

E.     Receivables Balances
       1. Principal Receivables as of the last
               day of the preceding Due Period               $3,167,227,969.14
       2. Finance Charge and Administrative
               Receivables as of the last
               day of the preceding Due Period                 $52,647,266.33